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                                                                   EXHIBIT 10.14

                  FINDERS AND CONSULTING TERMINATION AGREEMENT


                  This Finders and Consulting Termination Agreement (this "Agreement"), effective as of this 5th day of April, 2000, is made and entered into by and among Samuel Urcis, an individual resident of the State of California, S. Urcis & Company, a California corporation ("UrcisCo"), Universal Compression, Inc., a Texas corporation ("UCI"), and Universal Compression Holdings, Inc., a Delaware corporation (the "Company").

                                    RECITALS:

                  WHEREAS, in consideration for finders' services rendered by Mr. Urcis and UrcisCo in connection with the acquisition by the Company of all of the outstanding stock of Tidewater Compression Service, Inc., the parties hereto entered into a Finders and Consulting Agreement dated as of February 20, 1998 (the "Consulting Agreement") pursuant to which (i) Mr. Urcis was elected a director of the Company and appointed Chairman of the Company's Executive Committee, (ii) Mr. Urcis was paid a finder's fee of $1,750,000, $1,100,000 of which was used to purchase shares of the Company's stock, (iii) Mr. Urcis was granted options to purchase an additional 5,957 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), (iv) Mr. Urcis and UrcisCo agreed to perform consulting services for the Company for a period of five years and (v) UCI agreed to pay to UrcisCo a consulting fee of $150,000 per year during the term of the Consulting Agreement; and

                  WHEREAS, Section 5(b) of the Consulting Agreement provides that the Consulting Agreement shall be terminated upon termination of the Management Agreement dated as of February 20, 1998 between Castle Harlan, Inc., the Company and UCI (the "Management Agreement"); and

                  WHEREAS, the Company desires to offer shares of its Common Stock, to the public in an initial public offering (the "Offering") and, in connection with the Offering, the Management Agreement will be terminated pursuant to that certain Master Transaction Agreement dated as of April 5, 2000; and

                  WHEREAS, in connection with the termination of the Management Agreement, the parties hereto desire to terminate the Consulting Agreement on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Termination of Consulting Agreement. The parties agree that, effective upon and subject to the closing of the Offering (the "Closing"), the Consulting Agreement shall hereby terminate and shall be of no further force and effect. Mr. Urcis and UrcisCo agree to execute or cause the execution of any appropriate instruments of termination as the Company or UCI may request to further evidence the termination of the Consulting Agreement.

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                  Section 2. (a) Payment to Mr. Urcis. In consideration of the termination of the Consulting Agreement and in lieu of any other amounts that may be due under the Consulting Agreement, within three business days following the Closing, the Company shall (i) pay to Mr. Urcis $150,000 by wire transfer of immediately available funds and (ii) issue to Mr. Urcis the number of shares (the "Payment Shares") of the Company's Common Stock equal to 150,000 divided by the initial public offering price per share of the Common Stock in the Offering.

                  (b) Restricted Securities. Mr. Urcis acknowledges that the Payment Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law ("Blue Sky law"), by reason of a specific exemption from the registration provisions of the Securities Act and the applicable Blue Sky laws and that any certificate representing the Payment Shares will contain a restrictive legend to such effect. Mr. Urcis further acknowledges that, as such, the Payment Shares are characterized as "restricted securities" under the Securities Act and that under the Securities Act and applicable regulations such Payment Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Mr. Urcis represents that he is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  Section 3. Further Assurances. Each of the parties hereto agrees to take all actions necessary to effectuate the purposes and intent hereof and to permit the fulfillment of the terms hereof and the taking of the actions contemplated hereby.

                  Section 4. Term. In the event that the Closing shall not have occurred on or before December 31, 2000, this Agreement shall terminate and be of no further force and effect.

                  Section 5. Binding Effect. This Agreement shall inure to the benefit of and shall bind the predecessors, successors, assigns, representatives and beneficiaries of the parties, and each of them.

                  Section 6. Entire Agreement; Amendment. This Agreement expresses the entire agreement of the parties hereto with respect to the subject matter hereof. All prior discussions and negotiations between the parties, whether oral or written, concerning the matters addressed in this Agreement shall be superseded by this Agreement. Any amendment, modification, or supplement to this Agreement must be in writing and signed by the parties hereto.

                  Section 7. Severability. In the event that any provision of this Agreement should be held to be void, voidable or unenforceable, the remaining provisions hereof shall remain in full force and effect.

                  Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

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                  Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the date first written above.


                                       /s/  Samuel Urcis
                                       -----------------------------------------
                                      Samuel Urcis


                                      S. URCIS & COMPANY



                                      By: /s/ Samuel Urcis
                                          --------------------------------------
                                          Name: Samuel Urcis
                                                --------------------------------
                                          Title:
                                                --------------------------------


                                      UNIVERSAL COMPRESSION, INC.



                                      By: /s/ Ernie L. Danner
                                          --------------------------------------
                                          Name: Ernie L. Danner
                                                --------------------------------
                                          Title: Executive Vice President
                                                --------------------------------

                                      UNIVERSAL COMPRESSION HOLDINGS, INC.


                                      By: /s/ Ernie L. Danner
                                          --------------------------------------
                                          Name: Ernie L. Danner
                                                --------------------------------
                                          Title: Executive Vice President
                                                --------------------------------


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